                                                              EXHIBIT 99.(6)(b)
                             SELLING GROUP AGREEMENT

Between: EATON VANCE DISTRIBUTORS, INC.
24 Federal Street
Boston, MA  02110

and

--------------------

--------------------

--------------------

--------------------

As the principal underwriter of the shares of the Eaton Vance Group of Funds, we, Eaton Vance Distributors, Inc., agree to sell to you shares of each of the Funds, subject to any limitations imposed by any of the Funds and to confirmation by us in each instance of such sale. By your acceptance hereof, you agree to the following terms and conditions:

 1. (a) In the case of a Fund having an initial sales charge (an "SC Fund") (i) you shall sell such shares at the applicable public offering price described in the then-current prospectus of the Fund; and (ii) your discount in respect of such sale shall be as set forth in the applicable schedule of dealer discounts issued by us and in effect at the time of the sale by us to you of such shares. Such schedule shall be subject to change or discontinuance by us from time to time upon notice to you.


    (b) In the case of a Fund having a contingent deferred sales charge or early withdrawal charge (a "CDSC Fund") (i) you shall sell such shares at the applicable net asset value described in the then-current prospectus of the Fund; and (ii) your sales commission shall be as set forth in the schedule of sales commissions issued by us and in effect at the time of the sale by us to you of such shares. Such schedule is subject to change or discontinuance by us from time to time upon notice to you.

    (c) In addition to the dealer discount, if any, or sales commission, if any, paid or allowed pursuant to the foregoing provisions of this section, we may, at our expense, provide additional promotional incentives or payments to dealers. Any such payment shall be made in the manner set forth in the schedule of distribution (or service) plan payments issued by us and in effect at the time such payment is made. Such schedule is subject to change or discontinuance by us from time to time upon notice to you.

    (d) Each sale is always made subject to confirmation by us at the public offering price next computed after receipt of the order.

 2. (a) You hereby agree (i) to exercise your best efforts to find purchasers for the shares of the Funds, (ii) to furnish to each person to whom any sale is made a copy of the then-current prospectus of the applicable Fund in accordance with and at the times required by all applicable laws, including without limitation the Securities Act of 1933, as amended, and any state securities laws, (iii) to transmit to us promptly upon receipt any and all orders received by you, and (iv) to pay to us the offering price, less any dealer discount to which you are entitled, with in three (3) business days of our acceptance of your order or such shorter time as may be required by law. If such payment is not received within said time period, we reserve the right, without prior notice, to cancel the sale, or at our option to return the shares to the issuer for redemption or repurchase. You agree that, in the latter case, we shall have the right to hold you responsible for any loss resulting to us. Should payment be made by check on your local bank, liquidation of shares may be delayed pending clearance of your check. You agree to issue confirmations promptly for all accepted purchase orders for accounts held in street name. All sales shall be subject to our confirmation. All orders are subject to acceptance or rejection by us in our sole discretion, and by the Funds in their sole discretion. The procedures stated herein shall be subject to instructions which we may issue from time to time.


    (b) You appoint the transfer agent for each Fund as your agent to execute customers' purchases of Fund shares sold in accordance with the terms and provisions of any account, program, plan, or service established or used by your customers and to confirm each such purchase to your customers on your behalf, and you guarantee the legal capacity of your customers so purchasing such shares and any co-owners of such shares. All sales of Fund shares sold through you hereunder shall be deemed to be made in Boston, Massachusetts, and title to such shares shall pass in Boston, Massachusetts.

 3. We will furnish you with such number of copies of the then-current prospectus and statement of additional information of any of the Funds, and the printed information referred to in paragraph 5 below issued as supplemental thereto, as you may reasonably request.


 4. Each of us represents to the other that it is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the National Association of Securities Dealers, Inc. ("NASD"). In addition, you and we agree as follows:


    (a) You shall not purchase Fund shares from us except for the purpose of covering purchase orders already received by you from your customers.

    (b) You shall not withhold placing customers' orders for Fund shares so as to profit yourself as a result of such withholding (e.g., by virtue of a change in the net asset value from that used in determining the offering price to your customers). (c) If shares of an SC Fund are repurchased by the issuing Fund or by us for the account of such Fund or are tendered for redemption within seven business days after confirmation by us of your original purchase order for such shares, you shall forthwith refund to us the full discount allowed to you on the original sale. We shall use reasonable efforts to notify you of such repurchase or redemption within ten business days after the date when the redemption order is received by the Fund in good order. Termination of this agreement will not affect your obligations under this subsection.

    (d) If shares of a CDSC Fund other than Eaton Vance Prime Rate Reserves or EV Classic Senior Floating-Rate Fund are repurchased by the issuing Fund or by us for the account of such Fund or are tendered for redemption within seven business days after confirmation by us of the original purchase order for such shares, you shall forthwith refund to us the full sales commission paid to you on the original sale. We shall use reasonable efforts to notify you of such repurchase or redemption within ten business days after the date when the redemption order is received by the Fund in good order. Termination of this agreement will not affect your obligations under this subsection.

    (e) You will not, as principal, purchase Fund shares from a record holder at a price lower than the bid price next quoted by or for the issuing Fund.

    (f) You agree that you will not make a secondary market in the shares of Eaton Vance Prime Rate Reserves or EV Classic Senior Floating-Rate Fund, and you will not purchase or hold shares of either Fund for purposes of resale to your customers.

    (g) Nothing in this agreement shall prevent you from selling Fund shares for the account of a record owner to us or the issuing Fund and charging the investor a reasonable charge for handling the transaction, provided you disclose to such record owner that direct redemption of the shares can be accomplished by the record owner without incurring such charge.

    (h) You will comply with all applicable laws, rules, and regulations, including the applicable provisions of the Securities Act of 1933, as amended, the applicable rules of the NASD, and the applicable rules and regulations of any jurisdiction in which you sell, directly or indirectly, any shares. You agree not to offer for sale or sell the shares of any Fund in any jurisdiction in which the shares are not qualified for sale or in which you are not qualified as a broker-dealer.

 5. You will offer and sell the shares only in accordance with the terms and conditions of the current prospectus and statement of additional information of the applicable Fund. In offering and selling shares under this agreement, you shall be acting as principal, and nothing herein shall be construed to constitute you or any of your agents, employees, or representatives as our agent or employee, or as an agent or employee of the Funds. You are not authorized to make any representations on our behalf. No person is authorized to make any representations concerning Fund shares except those contained in the then-current prospectus and statement of additional information of the Fund in question and in such printed information subsequently issued to you by us or by the Funds for the purpose as supplemental to such prospectus and statement of additional information. In buying Fund shares from us or selling shares to us hereunder, you shall rely solely on the representations contained in the appropriate prospectus and statement of additional information and in the supplemental information mentioned in the preceding sentence. You agree that you will not use any other offering materials for the Funds without our written consent.

 6. We reserve the right in our discretion, without notice, to suspend sales or to withdraw the offering of Fund shares, in whole or in part, or to make a limited offering of Fund shares. Either of us may cancel this agreement upon ten days' written notice to the other. We may terminate this agreement for cause upon the violation by you of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to you.

    Upon written notice to you, we may change or amend any provision of this agreement or restate this agreement in its entirety. Upon written notice to you, we may change or discontinue any schedule or schedules of dealer discounts, of sales commissions and of distribution plan payments from time to time and we may issue a new or replacement schedule or schedules of dealer discounts, of sales commissions, or of distribution plan payments. You hereby agree that you shall have no right or interest in any type or level of discount, sales commission, distribution assistance payment, or service fee, or right to expect or to rely upon the continuance in effect of any thereof, and that you shall have no claim against us or any Fund by virtue of any change or diminution in the rate or amount of, or discontinuance of, any discount, sales commission, distribution assistance payment or service fee in connection with shares of any Fund. Upon your ceasing to be a member of the NASD, this agreement shall automatically terminate.

 7. As used herein, the following terms shall have the meaning hereinafter set forth (unless a different meaning is plainly required by the context):

    (a) "Eaton Vance Group of Funds" shall mean the investment companies the shares of which from time to time shall be offered by us as principal underwriter for sale to you hereunder and which are designated by us as such from time to time by notice to you.

    (b) "Fund" shall mean any one of the Eaton Vance Group of Funds.

 8. As general distributor of the Funds, we shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the distribution of shares. We shall not be under any obligation to you except for obligations expressly assumed by us in this contract.

 9. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below. If you are already a member of our selling group, this agreement amends and restates our existing agreement and shall become binding on you and us on the date of your first order for shares of any Fund sold to you by us subsequent to our furnishing a copy of this agreement to you. If you are about to become a new member of our selling group, this agreement shall become binding upon receipt by us in Boston of a counterpart hereof duly accepted and signed by you. This agreement shall be construed in accordance with the laws of Massachusetts (other than conflicts of laws rules).



EATON VANCE DISTRIBUTORS, INC.


Dated: __________________               By: _______________________________



ACCEPTED:


Firm: ______________________________________________________________


By:   _______________________________________________________________
                                                 Authorized Representative



Address:  ___________________________________________________________

                             BANK SERVICE AGREEMENT

Between: EATON VANCE DISTRIBUTORS, INC.
24 Federal Street
Boston, MA  02110

and

--------------------

--------------------

--------------------

--------------------


In connection with your providing various services to your customers, you desire to make available to your customers, as agent for such customers, shares of the Eaton Vance Group of Funds. As the principal underwriter of the shares of the Eaton Vance Group of Funds, we, Eaton Vance Distributors, Inc., agree to make shares of the Funds available upon the following terms and conditions:

 1. (a) This Agreement relates to sales of shares to your customers, in respect of which sales you act as agent for your customers.

    (b) All shares will be sold at the public offering price applicable to each order, except as otherwise provided in the Fund's then-current prospectus, and all sales of Fund shares shall be subject to applicable minimum purchase amounts, as provided in the Fund's then-current prospectus. The procedures relating to the handling of orders shall be subject to instructions which we may issue from time to time. All orders are subject to acceptance or rejection by us in our sole discretion, and by the Funds in their sole discretion.

    (c) In the case of shares of a Fund having an initial sales charge (an "SC Fund"), you will remit to the Fund, on or before the settlement date of any sale of shares of the Fund in connection with which you serve as agent, an amount equal to the public offering price of the shares on the basis of which the shares were sold, less an amount equal to an agency fee, the amount of which shall be determined in accordance with the applicable schedule of agency fees issued by us and in effect at the time of the sale of such shares.

    (d) In the case of shares of a Fund having a contingent deferred sales charge or early withdrawal charge (a "CDSC Fund"), (i) you will remit to the Fund, on or before the settlement date of any sale of shares of the Fund in connection with which you serve as agent, an amount equal to the public offering price of the shares on the basis of which the shares were sold, and
    (ii) we will thereupon pay you an agency fee in respect of such shares at such rate or amount as may be set forth in the applicable schedule of agency fees issued by us and in effect at the time of the sale of such shares. (Each of such schedule and of the schedule of agency fees referred to in the immediately preceding paragraph (c) is referred to herein as a "Fee Schedule".)

    (e) We may change or discontinue any Fee Schedule at any time upon notice to you, and we may issue a new or replacement Fee Schedule at any time or from time to time. You agree that you will not be entitled to receive any agency fees, selling concessions, or other amounts in respect of the sale of any shares in connection with which you serve as agent other than those set out from time to time on the applicable Fee Schedule.

    (f) Each sale is always made subject to confirmation by us at the public offering price next computed after receipt of the order.

 2. (a) You hereby agree (i) to furnish to each person to whom any sale is made a copy of the then-current prospectus of the applicable Fund in accordance with and at the times required by all applicable laws, including without limitation the Securities Act of 1933, as amended, and any state securities laws, (ii) to transmit to us promptly upon receipt any and all orders received by you, and (iii) to pay to us the offering price, less any agency fee to which you are entitled, within three (3) business days of our acceptance of your order or such shorter time as may be required by law. If such payment is not received within said time period, we reserve the right, without prior notice, to cancel the sale, or at our option to return the shares to the issuer for redemption or repurchase. You agree that, in the latter case, we shall have the right to hold you responsible for any loss resulting to us. Should payment be made by check, liquidation of shares may be delayed pending clearance of your check. You agree to issue confirmations promptly for all accepted purchase orders for accounts held in street name. All sales shall be subject to our confirmation. The procedures stated herein shall be subject to instructions which we may issue from time to time.

    (b) You appoint the transfer agent for each Fund as your agent to execute customers' purchases of Fund shares sold in accordance with the terms and provisions of any account, program, plan, or service established or used by your customers and to confirm each such purchase to your customers on your behalf, and you guarantee the legal capacity of your customers so purchasing such shares and any co-owners of such shares. All sales of Fund shares sold through you hereunder shall be deemed to be made in Boston, Massachusetts, and title to such shares shall pass in Boston, Massachusetts.

 3. You represent and warrant to us that (i) you are a "bank" as such term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) you are duly organized, validly existing, and in good standing under the laws of the jurisdiction in which you are organized; (iii) all necessary and appropriate authorizations for your lawful execution of this Agreement and your performance of your obligations hereunder have been obtained; and (iv) this agreement constitutes a valid and binding agreement, enforceable against you in accordance with its terms. You agree to notify us promptly in the event you shall cease to be a "bank", as such term is defined in Section 3(a)(6) of the Exchange Act; this agreement shall terminate automatically upon our receipt of such notice, unless we notify you otherwise.

 4. We will furnish you with such number of copies of the then-current prospectus and statement of additional information of any of the Funds, and the printed information referred to in paragraph 6 below issued as supplemental thereto, as you may reasonably request.

 5. While, as a bank, you are not a broker-dealer or a member of the National Association of Securities Dealers, Inc., you nonetheless agree as follows:

    (a) You shall not place orders for shares of the Fund except for the purpose of covering purchase orders already received by you from your customers.

    (b) You shall not withhold placing customers' orders for Fund shares so as to profit yourself as a result of such withholding (e.g., by virtue of a change in the net asset value from that used in determining the offering price to your customers).

    (c) If shares of an SC Fund are repurchased by the issuing Fund or by us for the account of such Fund or are tendered for redemption within seven business days after confirmation by us of your original purchase order for such shares, you shall forthwith refund to us the full agency fee retained or received by you on the original sale. We shall use reasonable efforts to notify you of such repurchase or redemption within ten business days after the date when the redemption order is received by the Fund in good order. Termination of this agreement will not affect your obligations under this subsection.

    (d) If shares of a CDSC Fund other than Eaton Vance Prime Rate Reserves or EV Classic Senior Floating-Rate Fund are repurchased by the issuing Fund or by us for the account of such Fund or are tendered for redemption within seven business days after confirmation by us of the original purchase order for such shares, you shall forthwith refund to us the full agency fee retained or received by you on the original sale. We shall use reasonable efforts to notify you of such repurchase or redemption within ten business days after the date when the redemption order is received by the Fund in good order. Termination of this agreement will not affect your obligations under this subsection.

    (e) You will not, as principal, purchase Fund shares from a record holder at a price lower than the bid price next quoted by or for the issuing Fund.

    (f) You agree that you will not make a secondary market in the shares of Eaton Vance Prime Rate Reserves or EV Classic Senior Floating-Rate Fund, and you will not purchase or hold shares of either Fund for purposes of resale to your customers.

    (g) Nothing in this agreement shall prevent you from selling Fund shares for the account of a record owner to us or the issuing Fund and charging the investor a reasonable charge for handling the transaction, provided you disclose to such record owner that direct redemption of the shares can be accomplished by the record owner without incurring such charge.

    (h) You will comply with all applicable laws, rules, and regulations, including the applicable provisions of the Securities Act of 1933, as amended, the applicable rules of the NASD, and the applicable rules and regulations of any jurisdiction in which you sell, directly or indirectly, any shares. You agree not to offer for sale or sell the shares of any Fund in any jurisdiction in which the shares are not qualified for sale or in which you are not qualified as a broker-dealer.

 6. You will offer the shares only in accordance with the terms and conditions of the current prospectus and statement of additional information of the applicable Fund. Nothing herein shall be construed to constitute you or any of your agents, employees, or representatives as our agent or employee, or as an agent or employee of the Funds. You are not authorized to make any representations on our behalf. No person is authorized to make any representations concerning Fund shares except those contained in the then-current prospectus and statement of additional information of the Fund in question and in such printed information subsequently issued to you by us or by the Funds for the purpose as supplemental to such prospectus and statement of additional information. You shall rely solely on the representations contained in the appropriate prospectus and statement of additional information and in the supplemental information mentioned in the preceding sentence. You agree that you will not use any other offering materials for the Funds without our written consent.

 7. You agree that either you or a clearing broker through which you clear transactions for your customers will comply with the recordkeeping requirements of Section 17(a) of the Securities Exchange Act of 1934, as amended, and any rules or regulations thereunder.

 8. We reserve the right in our discretion, without notice, to suspend sales or to withdraw the offering of Fund shares, in whole or in part, or to make a limited offering of Fund shares. Either of us may cancel this agreement upon ten days' written notice to the other. We may terminate this agreement for cause upon the violation by you of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to you.

    Upon written notice to you, we may change or amend any provision of this agreement or restate this agreement in its entirety. Upon written notice to you, we may change or discontinue any Fee Schedule or other schedule or schedules of agency fees, of sales commissions, or of distribution plan payments from time to time, and we may issue a new or replacement schedule or schedules of agency fees, of sales commissions, or of distribution plan payments. You hereby agree that you shall have no right or interest in any type or level of agency fee, sales commission, distribution assistance payment, or service fee, or right to expect or to rely upon the continuance in effect of any thereof, and that you shall have no claim against us or any Fund by virtue of any change or diminution in the rate or amount of, or discontinuance of, any agency fee, sales commission, distribution assistance payment, or service fee in connection with shares of any Fund.

 9. As used herein, the following terms shall have the meaning hereinafter set forth (unless a different meaning is plainly required by the context):

    (a) "Eaton Vance Group of Funds" shall mean the investment companies the shares of which from time to time shall be made available by us hereunder and which are designated by us as such from time to time by notice to you.

    (b) "Fund" shall mean any one of the Eaton Vance Group of Funds.

10. As general distributor of the Funds, we shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the distribution of shares. We shall not be under any obligation to you except for obligations expressly assumed by us in this contract.

11. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below. If we have already entered into an agreement in respect of your sale of shares of the Funds as agent, this agreement amends and restates our existing agreement and shall become binding on you and us on the date of your first order for shares of any Fund by you subsequent to our furnishing a copy of this agreement to you. If you have not previously entered into such an agreement, this agreement shall become binding upon receipt by us in Boston of a counterpart hereof duly accepted and signed by you. This agreement shall be construed in accordance with the laws of Massachusetts (other than conflicts of laws rules).


EATON VANCE DISTRIBUTORS, INC.


Dated: _______________________            By: __________________________________



ACCEPTED:


Firm: __________________________________________________________________________


By:   __________________________________________________________________________
                                      Authorized Representative



Address:  ______________________________________________________________________

                                SERVICE AGREEMENT

Between: EATON VANCE DISTRIBUTORS, INC.
24 Federal Street
Boston, MA  02110

and

--------------------

--------------------

--------------------

--------------------

In connection with your providing various services to your customers, you desire to make available to your customers, as agent for such customers, shares of the Eaton Vance Group of Funds. As the principal underwriter of the shares of the Eaton Vance Group of Funds, we, Eaton Vance Distributors, Inc., agree to make shares of the Funds available upon the following terms and conditions:

 1. (a) This Agreement relates to sales of shares to your customers, in respect of which sales you act as agent for your customers.


    (b) All shares will be sold at the public offering price applicable to each order, except as otherwise provided in the Fund's then-current prospectus, and all sales of Fund shares shall be subject to applicable minimum purchase amounts, as provided in the Fund's then-current prospectus. The procedures relating to the handling of orders shall be subject to instructions which we may issue from time to time. All orders are subject to acceptance or rejection by us in our sole discretion, and by the Funds in their sole discretion.

    (c) In the case of shares of a Fund having an initial sales charge (an "SC Fund"), you will remit to the Fund, on or before the settlement date of any sale of shares of the Fund in connection with which you serve as agent, an amount equal to the public offering price of the shares on the basis of which the shares were sold, less an amount equal to an agency fee, the amount of which shall be determined in accordance with the applicable schedule of agency fees issued by us and in effect at the time of the sale of such shares.

    (d) In the case of shares of a Fund having a contingent deferred sales charge or early withdrawal charge (a "CDSC Fund"), (i) you will remit to the Fund, on or before the settlement date of any sale of shares of the Fund in connection with which you serve as agent, an amount equal to the public offering price of the shares on the basis of which the shares were sold, and
    (ii) we will thereupon pay you an agency fee in respect of such shares at such rate or amount as may be set forth in the applicable schedule of agency fees issued by us and in effect at the time of the sale of such shares. (Each of such schedule and of the schedule of agency fees referred to in the immediately preceding paragraph (c) is referred to herein as a "Fee Schedule".)

    (e) We may change or discontinue any Fee Schedule at any time upon notice to you, and we may issue a new or replacement Fee Schedule at any time or from time to time. You agree that you will not be entitled to receive any agency fees, selling concessions, or other amounts in respect of the sale of any shares in connection with which you serve as agent other than those set out from time to time on the applicable Fee Schedule.

    (f) Each sale is always made subject to confirmation by us at the public offering price next computed after receipt of the order.

 2. (a) You hereby agree (i) to furnish to each person to whom any sale is made a copy of the then-current prospectus of the applicable Fund in accordance with and at the times required by all applicable laws, including without limitation the Securities Act of 1933, as amended, and any state securities laws, (ii) to transmit to us promptly upon receipt any and all orders received by you, and (iii) to pay to us the offering price, less any agency fee to which you are entitled, within three (3) business days of our acceptance of your order or such shorter time as may be required by law. If such payment is not received within said time period, we reserve the right, without prior notice, to cancel the sale, or at our option to return the shares to the issuer for redemption or repurchase. You agree that, in the latter case, we shall have the right to hold you responsible for any loss resulting to us. Should payment be made by check on your local bank, liquidation of shares may be delayed pending clearance of your check. You agree to issue confirmations promptly for all accepted purchase orders for accounts held in street name. All sales shall be subject to our confirmation. The procedures stated herein shall be subject to instructions which we may issue from time to time.


    (b) You appoint the transfer agent for each Fund as your agent to execute customers' purchases of Fund shares sold in accordance with the terms and provisions of any account, program, plan, or service established or used by your customers and to confirm each such purchase to your customers on your behalf, and you guarantee the legal capacity of your customers so purchasing such shares and any co-owners of such shares. All sales of Fund shares sold through you hereunder shall be deemed to be made in Boston, Massachusetts, and title to such shares shall pass in Boston, Massachusetts.

 3. We will furnish you with such number of copies of the then-current prospectus and statement of additional information of any of the Funds, and the printed information referred to in paragraph 5 below issued as supplemental thereto, as you may reasonably request.


 4. Each of us represents to the other that it is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the National Association of Securities Dealers, Inc. ("NASD"). In addition, you and we agree as follows:

    (a) You shall not place orders for shares of the Fund except for the purpose of covering purchase orders already received by you from your customers.

    (b) You shall not withhold placing customers' orders for Fund shares so as to profit yourself as a result of such withholding (e.g., by virtue of a change in the net asset value from that used in determining the offering price to your customers).

    (c) If shares of an SC Fund are repurchased by the issuing Fund or by us for the account of such Fund or are tendered for redemption within seven business days after confirmation by us of your original purchase order for such shares, you shall forthwith refund to us the full agency fee retained or received by you on the original sale. We shall use reasonable efforts to notify you of such repurchase or redemption within ten business days after the date when the redemption order is received by the Fund in good order. Termination of this agreement will not affect your obligations under this subsection.

    (d) If shares of a CDSC Fund other than Eaton Vance Prime Rate Reserves or EV Classic Senior Floating-Rate Fund are repurchased by the issuing Fund or by us for the account of such Fund or are tendered for redemption within seven business days after confirmation by us of the original purchase order for such shares, you shall forthwith refund to us the full agency fee retained or received by you on the original sale. We shall use reasonable efforts to notify you of such repurchase or redemption within ten business days after the date when the redemption order is received by the Fund in good order. Termination of this agreement will not affect your obligations under this subsection.

    (e) You will not, as principal, purchase Fund shares from a record holder at a price lower than the bid price next quoted by or for the issuing Fund.

    (f) You agree that you will not make a secondary market in the shares of Eaton Vance Prime Rate Reserves or EV Classic Senior Floating-Rate Fund, and you will not purchase or hold shares of either Fund for purposes of resale to your customers.

    (g) Nothing in this agreement shall prevent you from selling Fund shares for the account of a record owner to us or the issuing Fund and charging the investor a reasonable charge for handling the transaction, provided you disclose to such record owner that direct redemption of the shares can be accomplished by the record owner without incurring such charge.

    (h) You will comply with all applicable laws, rules, and regulations, including the applicable provisions of the Securities Act of 1933, as amended, the applicable rules of the NASD, and the applicable rules and regulations of any jurisdiction in which you sell, directly or indirectly, any shares. You agree not to offer for sale or sell the shares of any Fund in any jurisdiction in which the shares are not qualified for sale or in which you are not qualified as a broker-dealer.

 5. You will offer the shares only in accordance with the terms and conditions of the current prospectus and statement of additional information of the applicable Fund. Nothing herein shall be construed to constitute you or any of your agents, employees, or representatives as our agent or employee, or as an agent or employee of the Funds. You are not authorized to make any representations on our behalf. No person is authorized to make any representations concerning Fund shares except those contained in the then-current prospectus and statement of additional information of the Fund in question and in such printed information subsequently issued to you by us or by the Funds for the purpose as supplemental to such prospectus and statement of additional information. You shall rely solely on the representations contained in the appropriate prospectus and statement of additional information and in the supplemental information mentioned in the preceding sentence. You agree that you will not use any other offering materials for the Funds without our written consent.

 6. You agree that either you or a clearing broker through which you clear transactions for your customers will comply with the recordkeeping requirements of Section 17(a) of the Securities Exchange Act of 1934, as amended, and any rules or regulations thereunder.

 7. We reserve the right in our discretion, without notice, to suspend sales or to withdraw the offering of Fund shares, in whole or in part, or to make a limited offering of Fund shares. Either of us may cancel this agreement upon ten days' written notice to the other. We may terminate this agreement for cause upon the violation by you of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to you.


    Upon written notice to you, we may change or amend any provision of this agreement or restate this agreement in its entirety. Upon written notice to you, we may change or discontinue any Fee Schedule or other schedule or schedules of agency fees, of sales commissions, or of distribution plan payments from time to time, and we may issue a new or replacement schedule or schedules of agency fees, of sales commissions, or of distribution plan payments. You hereby agree that you shall have no right or interest in any type or level of agency fee, sales commission, distribution assistance payment, or service fee, or right to expect or to rely upon the continuance in effect of any thereof, and that you shall have no claim against us or any Fund by virtue of any change or diminution in the rate or amount of, or discontinuance of, any agency fee, sales commission, distribution assistance payment, or service fee in connection with shares of any Fund. Upon your ceasing to be a member of the NASD, this agreement shall automatically terminate.

 8. As used herein, the following terms shall have the meaning hereinafter set forth (unless a different meaning is plainly required by the context):


    (a) "Eaton Vance Group of Funds" shall mean the investment companies the shares of which from time to time shall be made available by us hereunder and which are designated by us as such from time to time by notice to you.

    (b) "Fund" shall mean any one of the Eaton Vance Group of Funds.

 9. As general distributor of the Funds, we shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the distribution of shares. We shall not be under any obligation to you except for obligations expressly assumed by us in this contract.


10. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below. If we have already entered into an agreement in respect of your sale of shares of the Funds as agent, this agreement amends and restates our existing agreement and shall become binding on you and us on the date of your first order for shares of any Fund by you subsequent to our furnishing a copy of this agreement to you. If you have not previously entered into such an agreement, this agreement shall become binding upon receipt by us in Boston of a counterpart hereof duly accepted and signed by you. This agreement shall be construed in accordance with the laws of Massachusetts (other than conflicts of laws rules).


EATON VANCE DISTRIBUTORS, INC.


Dated: _______________________            By: __________________________________



ACCEPTED:


Firm: __________________________________________________________________________


By:   __________________________________________________________________________
                                 Authorized Representative



Address:  ______________________________________________________________________